UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

STARK FOCUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-237100	32-0610316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

38 S Federal Highway #10-199, Dania Beach, FL	33004
(Address of principal executive offices)	(Zip Code)

(352) 562–0289

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On June 9, 2026, Stark Focus Group, Inc. (the “Company”), Compass North Holdings Limited, a company formed under the laws of England (the “Selling Stockholder”), and MJG Polo LLC, a Delaware limited liability company (the “Purchaser”), entered into a stock purchase agreement (the “Purchase Agreement”), pursuant to which on June 25 (the “Closing”) the Purchaser acquired from the Selling Stockholder 8,300,000 shares of common stock, par value $0.0001 per share (the “Shares”), representing approximately 83.43% of the issued and outstanding Shares of the Company (such acquisition, the “Transaction”).  The Purchaser paid consideration of $355,000 for the Shares.

The Purchase Agreement contains customary representations, warranties, indemnities and covenants of the Company, the Selling Stockholder and the Purchaser. The Company and the Selling Stockholder have agreed to indemnify the Purchaser for certain breaches of representations, warranties and covenants.

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report. The Purchase Agreement and the above description has been included to provide investors with information regarding the terms of the Purchase Agreement. Neither the Purchase Agreement nor this Current Report are intended to provide any other factual information about the Company or any other party to the Purchase Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms. Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement as statements of factual information.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Purchase Agreement, on June 16, 2026, the Board of Directors (the “Board”) of the Company elected to increase the number of directors on the Board from one to two effective as of the Closing. On that same date, in connection with the Purchase Agreement, the Board accepted the resignation of Cao Zhi Fen as the director, president, Chief Executive Officer, treasurer and secretary of the Company, and concurrently appointed Mr. David I. Rosenberg as a director and the Chairman of the Board and Mr. John Lipman as the Chief Executive Officer, Chief Financial Officer and director of the Company, each effective as of the Closing and until their earlier death, disqualification, resignation or removal. The resignation of Cao Zhi Fen was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Neither Mr. Rosenberg nor Mr. Lipman has family relationships with any member of the Board or any executive officer of the Company and is not a party to any transactions that would be disclosed under Item 404(a) of Regulation S-K. Other than the Purchase Agreement, there are no arrangements or understandings between Mr. Rosenberg and Mr. Lipman, respectively, and any other person and the Company pursuant to which Mr. Rosenberg and Mr. Lipman were appointed to serve in their respective roles.

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Mr. Rosenberg, age 52, is the co-Founder and co-Chief Executive Officer of Lucid Capital Markets, LLC, a full-service investment bank (“Lucid”).  Prior to Lucid and from December 2011 through February 2024, Mr. Rosenberg had been co-President and Chief Executive Officer of Ladenburg Thalmann & Co Inc., a full-service investment bank and member of the NYSE since 1876. Mr. Rosenberg is also Chairman of the Board of Illumination Acquisition Corp, a blank-check company.  Mr. Rosenberg has over 30 years of investment banking experience focused on growth companies.  Mr. Rosenberg is a graduate of the University of Wisconsin-Madison.

Mr. Lipman, age 49, is Head of Capital Markets at Lucid. Mr. Lipman joined Lucid in April 2025 and has more than 20 years of investment banking experience advising growth companies in the healthcare, industrial and technology sectors. Mr. Lipman has completed over 300 equity, convertible and debt offerings and advisory assignments for growth companies. Prior to joining Lucid, Mr. Lipman was a Partner and Managing Director of Investment Banking at Craig-Hallum from June 2012 to April 2025, and previously held roles at several firms including Managing Director at Hudson Securities and Managing Director at Carter Securities, a firm he founded in 2005 that specialized in raising equity, equity-linked and debt capital for growth companies. Mr. Lipman served as Chief Operating Officer and Director of Roth CH Acquisition I Co. from May 2020 until its merger with PureCycle Technologies, Inc. (NASDAQ: PCT) in March 2021, Roth CH Acquisition II Co. from December 2020 until its merger with Reservoir Media, Inc. (NASDAQ: RSVR) in July 2021, Co-Chief Executive Officer and Director of Roth CH Acquisition III Co. from March 2021 until its merger with QualTek Services, Inc. (NASDAQ: QTEK) in February 2022 and Roth CH Acquisition IV. Co. from August 2021 until its merger with Tigo Energy, Inc. (NASDAQ: TYGO) in May 2023, and Co-Chairman and Co-Chief Executive Officer of Roth CH Acquisition V Co. (NASDAQ: ROCL) from December 2021 until its merger with New Era Helium, Inc., n/k/a New Era Energy & Digital, Inc. (Nasdaq: NUAI), in December 2024 and Roth CH Acquisition Co. (NASDAQ: USCT) since June 2023 until its merger with SharonAI, Inc., n/k/a SharonAI Holdings, Inc. (NASDAQ: SHAZ), in December 2025. Mr. Lipman earned his B.A. in Economics from Rollins College.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Stock Purchase Agreement, between and among MJG Polo LLC, as Buyer, Compass North Holdings Limited, as Seller, and Stark Focus Group Inc., dated as of June 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARK FOCUS GROUP, INC.

Date: July 1, 2026	By:	/s/ John Lipman
	Name:	John Lipman
	Title:	Director, Chief Executive Officer, and Chief Financial Officer

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